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AMERICA'S #1 BALANCED FUND. [Headline in largest (white) type]
FOR 10-YEAR PERFORMANCE. [Second largest (white) type size]. [Black background with black and white photo of victorious fencer with both arms raised. White box prints over background and contains the following text in black type:] CGM Mutual Fund. Balanced. Flexible. And ranked #1 in total return among balanced funds for the ten-year period ended 9/30/95.* Managed to protect capital from undue risk while seeking capital appreciation, CGM Mutual Fund is proof that prudence and success aren't mutually exclusive.
[centered over three bars in a bar chart:]
Total return 9/30/85-9/30/95
[the bars in the chart go from tallest to shortest:] 333% CGM Mutual Fund, 296% Lipper Growth Fund Index, 232% Lipper Balanced Fund Index. [Beneath the chart is the following disclosure (please note that numbers in disclosure are the same size as total return numbers in the chart; text of disclosure is slightly smaller than that of ad body copy).]
18.56%, 17.02% and 15.78% are the average annual total returns of CGM Mutual Fund for 1, 5, and 10 year periods ended 9/30/95.
CGM Mutual Fund has been managed continuously since 1981 by Ken Heebner. [a hairline rule appears above and below the words:]
CGM Mutual Fund [which prints in a larger size than does the ad body copy. A black horizontal box lies beneath. Printing in white within the black box are the words:]
CAPITAL GROWTH MANAGEMENT
[and a fencer's foil. Below this box, text reads:]
The CGM Funds, 222 Berkeley Street, Suite 1013,Boston, MA 02116
[In larger type follows the telephone number:]
1-800-598-0765
[Outside--and below--the white text box, the words:]
100% NO-LOAD
[appear in white type. Beneath the floor on which the fencer stands prints the following in black against a pale background (slightly smaller type size than ad body copy):]
Growth Funds generally invest in equities. CGM Mutual Fund, in addition to investing in equities, may also invest in fixed income securities, which are subject to both credit and interest rate risk. This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or sent money.
*According to Lipper Analytical Services, Inc., an independent mutual fund ranking service. Lipper ranks CGM Mutual Fund #1 of 31 balanced funds for 10- year performance, #3 of 61 balanced funds for 5-year performance, and #115 of 192 balanced funds for one year performance for the one-year period ended 9/30/95.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load